J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMORGAN TRUST IV

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated September 28, 2023

to the Current Summary Prospectuses and Prospectuses and Statement of Additional Information, as supplemented

The Securities and Exchange Commission (“SEC”) approved amendments (“Amendments”) to the rules that govern the operation of U.S. registered money market funds (“MMFs”). The Amendments will be effective on October 2, 2023 with tiered compliance dates. The following is a summary of some key components of the Amendments, as well as information pertaining to certain changes that will impact the JPMorgan MMFs.

Removal of Redemption Gates and the Tie Between the Weekly Liquid Asset Threshold and Liquidity Fees

Under the current rules, if a non-government MMF’s weekly liquid assets fall below 30% of its total assets, the board of the MMF, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or suspend redemptions (i.e., impose a “redemption gate”). In addition, if a non-government MMF’s weekly liquid assets falls below 10% of its total assets at the end of any business day, the MMF must impose a 1% liquidity fee on shareholder redemptions unless the board of the MMF determines that not doing so is in the best interests of the MMF.

The Amendments remove the ability of a MMF to impose a redemption gate, except under extraordinary circumstances as part of a liquidation. The Amendments also remove provisions in the rules governing the operation of MMFs that tied a MMF’s ability to impose liquidity fees to its level of weekly liquid assets. The compliance date for these changes is October 2, 2023.

Effective October 2, 2023 each Summary Prospectus, Prospectus and Statement of Additional Information is hereby amended to reflect the above-referenced removal of the redemption gates and the tie between weekly liquid assets and liquidity fees.

Mandatory Liquidity Fee Framework and Discretionary Liquidity Fees

The Amendments require an institutional prime and institutional tax-exempt MMF to impose a liquidity fee when the MMF experiences daily net redemptions that exceed 5% of net assets based on flow information available within a reasonable period after the last computation of the MMF’s net asset value on that calendar day (or such smaller amount of net redemptions as the board determines), unless those costs are de minimis (i.e., less than 1

SUP-MMF-923

basis point). The liquidity fee must be based on a good faith estimate, supported by data, of the costs the MMF would be expected to incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If the costs of selling a pro rata amount of each security in a MMF’s portfolio cannot be estimated in good faith and supported by data, the MMF must impose a default fee of 1%.

Additionally, the board of a non-government MMF (i.e., institutional prime and institutional tax-exempt MMFs and retail MMFs) or its delegate may require the MMF to impose a discretionary liquidity fee (not to exceed 2% of the value of the shares redeemed) if it determines that such a fee would be in the best interests of the MMF. A government MMF may opt-in to the discretionary liquidity fee framework, upon notice to the MMF’s shareholders.

The compliance date for the mandatory liquidity fee requirement is October 2, 2024 and the compliance date for the discretionary liquidity fee is April 2, 2024.

Effective October 2, 2023 each Summary Prospectus, Prospectus and Statement of Additional Information is hereby amended to reflect the adoption of these changes and the applicable compliance dates.

Increased Liquidity Thresholds

Under current rules, a MMF (other than a tax-exempt MMF) may not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. “Daily liquid assets” means (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Under current rules, a MMF also may not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Weekly liquid assets” means (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

The Amendments substantially increase the required minimum level of daily liquid assets for all MMFs (except tax-exempt MMFs) from 10% to 25%. In addition, the Amendments substantially increase the required minimum level of weekly liquid assets for all MMFs from 30% to 50%. The compliance date for these changes is April 2, 2024.

Effective April 2, 2024, each Summary Prospectus, Prospectus and Statement of Additional Information is hereby amended to reflect the above-referenced increases to the required minimum liquidity thresholds.

Impacts on the JPMorgan MMFs:

Fund	Designation	Removal of Redemption Gates and Tie Between WLA and Liquidity Fee	Mandatory Liquidity Fee	Discretionary Liquidity Fee	Increased Liquidity Thresholds

JPMorgan Prime Money Market Fund	Institutional (Prime)	Yes	Yes	Yes	Yes

JPMorgan Securities Lending Money Market Fund	Institutional (Prime)	Yes	Yes	Yes	Yes

JPMorgan Institutional Tax Free Money Market Fund	Institutional (Tax Exempt)	Yes	Yes	Yes	Yes (except Daily Liquid Assets)

JPMorgan Liquid Assets Money Market Fund	Retail	Yes	No	Yes	Yes

JPMorgan California Municipal Money Market Fund	Retail (Tax Exempt)	Yes	No	Yes	Yes (except Daily Liquid Assets)

JPMorgan New York Municipal Money Market Fund	Retail (Tax Exempt)	Yes	No	Yes	Yes (except Daily Liquid Assets)

JPMorgan Municipal Money Market Fund	Retail (Tax Exempt)	Yes	No	Yes	Yes (except Daily Liquid Assets)

JPMorgan Tax Free Money Market Fund	Retail (Tax Exempt)	Yes	No	Yes	Yes (except Daily Liquid Assets)

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Government	N/A	No	No	Yes

JPMorgan Federal Money Market Fund	Government	N/A	No	No	Yes

JPMorgan U.S. Government Money Market Fund	Government	N/A	No	No	Yes

JPMorgan U.S. Treasury Plus Money Market Fund	Government	N/A	No	No	Yes

The determinations and actions described herein, and anticipated timing of those actions, remain subject to future change. Shareholders will be given notice of further developments, as appropriate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE